Exhibit 99.2

MAIN STREET BANKS, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEET

(Unaudited)

	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	March 31, 2005	March 31, 2004
ASSETS
Cash and due from banks	$38,413,540	$40,385,275	$39,565,158	$38,220,151	$37,174,008	$38,413,540	$37,174,008
Interest-bearing deposits in banks	243,567	323,412	662,555	660,111	206,921	243,567	206,921
Federal funds sold and securities purchased under agreements to resell	13,026,003	36,014,795	1,037,646	357,846	13,733,915	13,026,003	13,733,915
Investment securities available for sale	305,185,107	282,198,873	276,497,775	270,851,196	249,633,094	305,185,107	249,633,094
Investment securities held to maturity	11,556,504	11,733,821	11,945,588	11,998,340	11,233,274	11,556,504	11,233,274
Other investments	26,130,642	21,866,256	24,140,813	21,352,832	20,172,234	26,130,642	20,172,234
Mortgage loans held for sale	4,833,054	7,413,513	5,954,007	7,860,559	4,685,417	4,833,054	4,685,417
Loans, net of unearned income	1,731,088,740	1,670,976,218	1,620,436,393	1,551,258,388	1,470,876,346	1,731,088,740	1,470,876,346
Allowance for loan losses	(25,278,951)	(24,559,019)	(23,402,241)	(22,505,292)	(21,409,245)	(25,278,951)	(21,409,245)

Loans, net	1,705,809,789	1,646,417,199	1,597,034,152	1,528,753,096	1,449,467,101	1,705,809,789	1,449,467,101

Premises and equipment, net	53,664,240	52,672,981	50,125,904	46,440,339	43,622,711	53,664,240	43,622,711
Other real estate	2,254,889	1,868,635	1,914,645	2,584,703	2,813,337	2,254,889	2,813,337
Accrued interest receivable	9,721,005	9,091,675	9,058,791	7,874,920	7,614,443	9,721,005	7,614,443
Goodwill and other intangible assets	102,295,536	103,299,382	103,470,116	103,445,869	98,655,805	102,295,536	98,655,805
Bank owned life insurance	44,896,055	41,722,058	41,191,340	41,471,029	37,904,493	44,896,055	37,904,493
Other assets	17,025,196	16,774,679	14,198,902	14,863,167	10,054,978	17,025,196	10,054,978

Total assets	$2,335,055,127	$2,271,782,554	$2,176,797,392	$2,096,734,158	$1,986,971,731	$2,335,055,127	$1,986,971,731

LIABILITIES
Total deposits	$1,709,580,366	$1,687,864,307	$1,584,818,716	$1,547,738,831	$1,466,086,785	$1,709,580,366	$1,466,086,785
Accrued interest payable	3,873,319	3,678,457	3,312,458	3,129,282	3,023,843	3,873,319	3,023,843
Federal Home Loan Bank advances	199,122,844	205,771,676	158,242,407	148,344,127	147,072,474	199,122,844	147,072,474
Federal funds purchased and securities sold under repurchase agreements	82,413,785	80,364,169	153,386,148	126,594,813	110,799,890	82,413,785	110,799,890
Subordinated debt	51,547,000	51,547,000	51,547,000	51,547,000	50,000,000	51,547,000	50,000,000
Other liabilities	7,795,279	7,761,366	7,432,893	4,329,275	4,717,074	7,795,279	4,717,074

Total liabilities	2,054,332,593	2,036,986,975	1,958,739,621	1,881,683,328	1,781,700,066	2,054,332,593	1,781,700,066

SHAREHOLDERS’ EQUITY
Common stock-no par value per share	161,945,001	116,719,468	107,626,919	107,346,374	102,361,167	161,945,001	102,361,167
Retained earnings	128,537,617	126,192,533	120,402,848	114,838,884	107,198,497	128,537,617	107,198,497
Accumulated other comprehensive income	(970,495)	673,167	(1,182,407)	1,655,161	4,501,139	(970,495)	4,501,139
Treasury stock	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,138)	(8,789,589)	(8,789,138)

Total shareholders’ equity	280,722,534	234,795,579	218,057,771	215,050,830	205,271,665	280,722,534	205,271,665

Total liabilities and shareholders’ equity	$2,335,055,127	$2,271,782,554	$2,176,797,392	$2,096,734,158	$1,986,971,731	$2,335,055,127	$1,986,971,731

MAIN STREET BANKS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(Unaudited)

	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	March 31, 2005	March 31, 2004
ASSETS
Cash and due from banks	$37,016,874	$35,090,563	$55,719,486	$42,090,671	$31,901,310	$37,016,874	$31,901,310
Interest-bearing deposits in banks	144,243	317,953	1,058,235	1,078,334	588,694	144,243	588,694
Federal funds sold and securities purchased under agreements to resell	1,241,968	35,812,949	24,410,000	713,000	5,644,000	1,241,968	5,644,000
Investment securities available for sale	288,157,730	315,520,771	282,814,235	272,596,604	263,304,831	288,157,730	263,304,831
Investment securities held to maturity	11,510,170	11,715,948	11,835,353	11,998,436	11,998,297	11,510,170	11,998,297
Other investments	24,726,552	23,781,977	23,040,424	23,876,638	19,205,358	24,726,552	19,205,358
Mortgage loans held for sale	5,915,770	4,562,962	6,931,843	6,221,181	7,208,105	5,915,770	7,208,105
Loans, net of unearned income	1,743,589,208	1,699,035,573	1,653,615,534	1,594,290,721	1,511,436,809	1,743,589,208	1,511,436,809
Allowance for loan losses	(24,983,997)	(25,191,175)	(24,256,034)	(23,118,946)	(22,150,651)	(24,983,997)	(22,150,651)

Loans, net	1,718,605,211	1,673,844,398	1,629,359,500	1,571,171,775	1,489,286,158	1,718,605,211	1,489,286,158

Premises and equipment, net	53,248,494	53,469,516	52,504,434	48,391,110	45,167,765	53,248,494	45,167,765
Other real estate	1,888,882	2,141,040	1,082,267	1,914,985	2,255,553	1,888,882	2,255,553
Accrued interest receivable	9,577,443	9,762,826	9,243,097	9,060,367	8,293,918	9,577,443	8,293,918
Goodwill and other intangible assets	102,294,796	102,169,572	103,392,163	103,514,753	103,381,314	102,294,796	103,381,314
Bank owned life insurance	57,586,480	42,056,525	41,528,162	41,006,405	41,595,547	57,586,480	41,595,547
Other assets	16,324,041	16,286,895	15,473,682	13,530,493	15,801,590	16,324,041	15,801,590

Total assets	$2,328,238,654	$2,326,533,895	$2,258,392,881	$2,147,164,752	$2,045,632,440	$2,328,238,654	$2,045,632,440

LIABILITIES
Total deposits	$1,746,438,371	$1,710,209,913	$1,630,286,409	$1,566,290,310	$1,530,979,973	1,746,438,371	$1,530,979,973
Accrued interest payable	4,365,986	3,955,183	3,488,406	3,284,308	3,210,642	4,365,986	3,210,642
Federal Home Loan Bank advances	185,936,423	201,070,198	226,203,972	166,337,747	156,471,522	185,936,423	156,471,522
Federal funds purchased and securities sold under repurchase agreements	56,563,910	73,367,456	115,191,909	142,324,882	83,930,239	56,563,910	83,930,239
Subordinated debt	51,547,000	51,547,000	51,547,000	51,547,000	51,547,000	51,547,000	51,547,000
Other liabilities	2,897,625	8,300,069	9,353,208	5,413,930	4,116,702	2,897,625	4,116,702

Total liabilities	2,047,749,315	2,048,449,819	2,036,070,904	1,935,198,177	1,830,256,078	2,047,749,315	1,830,256,078

SHAREHOLDERS’ EQUITY
Common stock-no par value per share	162,418,990	159,520,536	108,197,312	107,446,736	109,117,216	162,418,990	109,117,216
Retained earnings	131,273,960	127,566,247	121,717,798	116,073,951	109,299,987	131,273,960	109,299,987
Accumulated other comprehensive income	(4,414,022)	(213,118)	1,196,456	(2,764,523)	5,748,748	(4,414,022)	5,748,748
Treasury stock	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)

Total shareholders’ equity	280,489,339	278,084,076	222,321,977	211,966,575	215,376,362	280,489,339	215,376,362

Total liabilities and shareholders’ equity	$2,328,238,654	$2,326,533,895	$2,258,392,881	$2,147,164,752	$2,045,632,440	$2,328,238,654	$2,045,632,440

MAIN STREET BANKS, INC. AND SUBSIDIARIES

LOAN AND DEPOSIT STRATIFICATION

(Unaudited)

	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	First Quarter 2004
LOAN PORTFOLIO
Real estate:
Residential Mortgage	$292,668,159	$288,703,328	$284,647,539	$282,754,653	$280,453,804
Construction	441,950,621	401,815,256	379,468,496	348,685,270	314,171,269
Commercial real estate	839,695,408	846,945,431	826,434,480	795,114,435	762,815,561
Commercial and Industrial	131,834,826	127,476,473	129,790,889	132,379,349	116,735,287
Consumer	40,511,373	36,966,630	35,901,922	37,602,059	39,063,480
Unearned income	(3,071,179)	(2,871,545)	(2,627,791)	(2,245,045)	(1,802,592)

Total loans	$1,743,589,208	$1,699,035,573	$1,653,615,534	$1,594,290,721	$1,511,436,809

Loan growth	2.6%	2.7%	3.7%	5.5%	4.7%

Loan growth, annualized	10.5%	10.9%	14.8%	22.0%	19.0%

DEPOSITS
Non-interest bearing demand	$246,540,893	$224,958,448	$236,808,861	$232,319,420	$227,159,637
Interest bearing demand	106,239,993	107,167,500	111,972,487	109,183,366	112,043,973
Money Market	438,618,786	407,981,856	346,698,652	347,395,886	313,554,963
Savings	38,536,406	39,401,660	40,705,887	40,307,875	40,074,116

Total transaction accounts	829,936,078	779,509,464	736,185,886	729,206,548	692,832,689

Public funds - transaction	128,668,607	150,534,921	132,267,045	90,423,130	101,844,740

Total low cost core deposits	958,604,685	930,044,385	868,452,931	819,629,677	794,677,429

Time deposits - public funds	5,719,970	13,696,451	14,012,373	15,991,062	17,565,349
Time deposits	782,113,716	766,469,077	747,821,105	730,669,570	718,737,195

Total deposits	$1,746,438,371	$1,710,209,913	$1,630,286,409	$1,566,290,310	$1,530,979,973

Deposit growth	2.1%	4.9%	4.1%	2.3%	5.0%

Deposit growth, annualized	8.5%	19.5%	16.3%	9.3%	19.9%

Percentage low cost core to total deposits	54.9%	54.4%	53.3%	52.3%	51.9%

Percentage growth of low cost core deposits	3.1%	7.1%	6.0%	3.1%	4.4%

Annualized growth of low cost core deposits	12.3%	28.2%	23.7%	12.6%	17.5%

MAIN STREET BANKS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	Three months ended March 31,
						2005	2004
NET INTEREST INCOME
Loan, including fees	$29,590,608	$28,519,255	$26,809,369	$25,473,584	$24,781,842	$29,590,608	$24,781,842
Interest on investment securities:
Taxable	2,761,476	2,518,397	2,428,436	2,362,075	2,247,038	2,761,476	2,247,038
Non-taxable	339,801	351,946	365,183	388,746	417,657	339,801	417,657
Federal funds sold and repurchase agreements	66,071	147,716	2,111	3,751	30,399	66,071	30,399
Interest bearing deposits in banks	12,052	7,495	6,545	3,724	5,223	12,052	5,223
Interest on other investments	224,939	122,662	240,218	238,518	205,662	224,939	205,662

Total interest income	32,994,947	31,667,471	29,851,862	28,470,398	27,687,821	32,994,947	27,687,821

INTEREST EXPENSE
Interest-bearing demand and money market	3,500,665	2,505,441	1,885,099	1,828,848	1,322,218	3,500,665	1,322,218
Savings	62,247	64,185	61,766	73,775	88,707	62,247	88,707
Time deposits	5,192,482	5,117,216	4,756,612	4,470,715	4,463,088	5,192,482	4,463,088
Other time deposits	43,928	65,963	64,442	64,462	55,813	43,928	55,813
Federal funds purchased	492,905	357,707	561,511	333,018	34,701	492,905	34,701
Federal Home Loan Bank advances	1,178,544	1,227,700	876,478	663,793	866,258	1,178,544	866,258
Interest expense on subordinated debentures	748,720	724,326	637,085	574,946	574,946	748,720	574,946
Other	164,883	174,220	175,900	241,599	355,692	164,883	355,692

Total interest expense	11,384,374	10,236,758	9,018,893	8,251,156	7,761,423	11,384,374	7,761,423

Net interest income	21,610,573	21,430,713	20,832,969	20,219,242	19,926,398	21,610,573	19,926,398
Provision for loan losses	2,208,555	2,956,380	1,602,500	1,310,000	1,561,000	2,208,555	1,561,000

Net interest income after provision for loan losses	19,402,018	18,474,333	19,230,469	18,909,242	18,365,398	19,402,018	18,365,398
NON-INTEREST INCOME
Service charges on deposit accounts	1,896,864	2,047,804	2,165,224	2,023,191	1,880,521	1,896,864	1,880,521
Other customer service fees	340,037	375,445	276,909	352,392	356,795	340,037	356,795
Mortgage banking revenue	692,322	721,363	809,807	859,631	883,128	692,322	883,128
Investment brokerage revenue	400,504	194,241	133,479	185,330	315,080	400,504	315,080
Insurance agency revenue	3,173,741	2,393,185	2,514,479	2,370,375	2,771,701	3,173,741	2,771,701
Income from SBA lending	829,381	946,164	1,270,397	367,859	485,918	829,381	485,918
Other income	593,431	863,542	651,387	1,259,930	1,146,755	593,431	1,146,755

Total non-interest income	7,926,280	7,541,744	7,821,682	7,418,708	7,839,898	7,926,280	7,839,898

NON-INTEREST EXPENSE
Salaries and other compensation	7,932,171	8,208,721	7,999,790	7,688,444	8,041,199	7,932,171	8,041,199
Employee benefits	1,620,366	1,195,115	1,170,201	1,519,972	1,640,263	1,620,366	1,640,263
Net occupancy and equipment expense	2,051,501	2,079,450	2,090,931	2,208,378	1,859,695	2,051,501	1,859,695
Data processing fees	510,076	554,645	325,617	223,450	557,301	510,076	557,301
Professional services	468,973	506,351	715,789	583,177	438,395	468,973	438,395
Communications and supplies	962,022	893,426	1,027,203	1,027,631	1,050,888	962,022	1,050,888
Amortization of intangible assets	128,750	122,591	122,591	121,758	140,644	128,750	140,644
Other expense	1,829,308	1,850,106	2,042,088	2,761,271	1,850,650	1,829,308	1,850,650

Total non-interest expense	15,503,167	15,410,405	15,494,210	16,134,081	15,579,035	15,503,167	15,579,035

Income before income taxes	11,825,131	10,605,672	11,557,941	10,193,869	10,626,261	11,825,131	10,626,261
Income tax expense	3,642,140	2,907,090	3,294,026	2,802,851	3,029,516	3,642,140	3,029,516

Net income	$8,182,991	$7,698,582	$8,263,915	$7,391,018	$7,596,745	$8,182,991	$7,596,745

EARNINGS PER SHARE
Basic	$0.38	$0.39	$0.43	$0.38	$0.39	$0.38	$0.39
Diluted	$0.38	$0.38	$0.41	$0.37	$0.38	$0.38	$0.38

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	21,277,737	19,756,947	19,428,145	19,351,343	19,280,882	21,277,737	19,280,882
Diluted	21,818,118	20,372,205	20,015,560	19,974,058	19,910,810	21,818,118	19,910,810

CASH DIVIDENDS PER SHARE	$0.153	$0.135	$0.135	$0.135	$0.135	$0.153	$0.135

MAIN STREET BANKS, INC. AND SUBSIDIARIES

SUMMARY OF INTEREST RATES (TAX-EQUIVALENT*)

(Unaudited)

	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	Three months ended March 31,
						2005	2004
EARNING ASSETS
Total interest earning assets (in thousands)	$2,092,064	$2,030,527	$1,940,675	$1,864,339	$1,770,541	$2,092,064	$1,770,541

Loans	6.84%	6.77%	6.56%	6.58%	6.68%	6.84%	6.68%
Investment securities	4.15%	4.13%	4.11%	4.20%	4.49%	4.15%	4.49%
Federal funds sold	2.03%	1.63%	1.18%	1.12%	1.01%	2.03%	1.01%
Loans held for sale	5.87%	4.65%	4.93%	4.57%	5.25%	5.87%	5.25%
FHLB stock & other	3.60%	2.33%	3.96%	4.43%	4.03%	3.60%	4.03%

Total interest earning assets	6.36%	6.20%	6.12%	6.14%	6.29%	6.36%	6.29%

INTEREST-BEARING LIABILITIES
Total interest-bearing liabilities (in thousands)	$2,042,664	$2,025,547	$1,947,994	$1,874,225	$1,773,959	$2,042,664	$1,773,959

Demand deposits	1.61%	1.26%	0.92%	0.92%	0.72%	1.61%	0.72%
Demand deposits - public funds	1.02%	0.43%	0.61%	1.05%	1.07%	1.02%	1.07%
Time deposits	2.72%	2.72%	2.59%	2.49%	2.49%	2.72%	2.49%
Retail repurchases	1.58%	1.62%	1.62%	1.69%	1.69%	1.58%	1.69%
Federal funds purchased	2.76%	2.28%	1.68%	1.37%	1.24%	2.76%	1.24%
Federal Home Loan bank advances	2.37%	2.37%	2.20%	1.80%	1.77%	2.37%	1.77%
Securities sold under agreement to repurchase	4.62%	4.53%	4.53%	4.57%	4.09%	4.62%	4.09%
Subordinated debentures	5.83%	5.59%	4.92%	4.49%	4.55%	5.83%	4.55%

Net Cost of Funds	2.23%	2.01%	1.84%	1.77%	1.76%	2.23%	1.76%

NET INTEREST SPREAD
Interest earning assets less interest-bearing liabilities (in thousands)	$49,400	$4,980	$(7,319)	$(9,885)	$(3,418)	$49,400	$(3,418)

Yield on earning assets less cost of interest-bearing liabilities	4.13%	4.19%	4.28%	4.37%	4.53%	4.13%	4.53%

NET INTEREST MARGIN
Net interest income (tax equivalent) as a percentage of average earning assets	4.18%	4.23%	4.31%	4.41%	4.58%	4.18%	4.58%

MAIN STREET BANKS, INC. AND SUBSIDIARIES

LOAN QUALITY

(Unaudited)

	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	Three months ended March 31,
						2005	2004
RESERVE FOR POSSIBLE LOAN LOSSES
Reserve for loan losses at beginning of period	$25,191,175	$24,256,034	$23,118,946	$22,150,651	$21,151,987	$25,191,175	$21,151,987
Reserves acquired through acquisition	—	—	—	—	—	—	—
Provision for loan losses	2,208,555	2,956,380	1,602,500	1,310,000	1,561,000	2,208,555	1,561,000
Loans charged-off during the period	(3,553,825)	(2,289,524)	(1,103,582)	(657,213)	(650,138)	(3,553,825)	(650,138)
Recoveries on loans previously charged-off	1,138,092	268,285	638,170	315,508	87,802	1,138,092	87,802

Net loans (charged-off) recovered during period	(2,415,733)	(2,021,239)	(465,412)	(341,705)	(562,336)	(2,415,733)	(562,336)

Reserve for loan losses at end of period	$24,983,997	$25,191,175	$24,256,034	$23,118,946	$22,150,651	$24,983,997	$22,150,651

Net charge-offs to average loans, annualized	0.56%	0.48%	0.11%	0.09%	0.15%	0.56%	0.15%
Gross charge-offs to average loans, annualized	0.82%	0.55%	0.27%	0.17%	0.18%	0.82%	0.18%
Recoveries as a percentage of gross charge-offs	32.02%	11.72%	57.83%	48.01%	13.51%	32.02%	13.51%
Reserve for loan losses as a percentage of loans, at end of period	1.43%	1.48%	1.47%	1.45%	1.47%	1.43%	1.47%

NON-PERFORMING ASSETS
Loans accounted for on a non-accrual basis	$19,036,696	$12,254,820	$4,712,752	$5,179,265	$4,822,135	$19,036,696	$4,822,135
Restructured loans	—	—	—	—	—	—	—

Total non-performing loans	19,036,696	12,254,820	4,712,752	5,179,265	4,822,135	19,036,696	4,822,135
Foreclosed assets	2,006,494	2,165,914	1,132,377	3,730,693	2,255,553	2,006,494	2,255,553

Total non-performing assets	$21,043,190	$14,420,734	$5,845,129	$8,909,958	$7,077,688	$21,043,190	$7,077,688

Non-performing assets as a percentage of loans plus foreclosed assets, at end of period	1.21%	0.85%	0.35%	0.56%	0.47%	1.21%	0.47%
Non-performing assets as a percentage of total assets, at end of period	0.90%	0.62%	0.26%	0.41%	0.35%	0.90%	0.35%
Reserve for loan losses as a percentage of non-performing assets, at end of period	118.73%	174.69%	414.98%	259.47%	312.96%	118.73%	312.96%
Loans 90 days past due and still accruing	$4,222,658	$5,657,986	$2,062,584	$3,628,399	$5,934,220	$4,222,658	$5,934,220
Loans 90 days past due and still accruing as a percentage of loans, at end of period	0.24%	0.33%	0.12%	0.23%	0.39%	0.24%	0.39%

MAIN STREET BANKS, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	Three months ended March 31,
						2005	2004
OPERATING EARNINGS
Net income	$8,182,991	$7,698,582	$8,263,915	$7,391,018	$7,596,745	$8,182,991	$7,596,745
Amortization of intangible assets, net	92,700	88,266	88,266	87,666	101,264	92,700	101,264
Job reductions	—	—	—	231,845	—	—	—
Contract buyout, net	—	—	—	172,366	—	—	—
Systems write-offs, net	—	—	—	342,104	—	—	—

Operating income	$8,275,691	$7,786,848	$8,352,181	$8,224,998	$7,698,009	$8,275,691	$7,698,009
Operating earnings per share
Basic	$0.39	$0.39	$0.43	$0.43	$0.40	$0.39	$0.40
Diluted	$0.38	$0.38	$0.42	$0.41	$0.39	$0.38	$0.39
Average tangible assets (in thousands)	$2,232,760	$2,168,483	$2,073,327	$1,993,288	$1,888,316	$2,232,760	$1,888,316
Average tangible equity (in thousands)	178,427	131,496	114,588	111,605	106,616	178,427	106,616
Operating return on average tangible assets	1.48%	1.44%	1.61%	1.65%	1.63%	1.48%	1.63%
Operating return on average tangible equity	18.55%	23.69%	29.16%	29.48%	28.88%	18.55%	28.88%
OPERATING BASIS
Non-interest expense	$15,362,712	$15,276,669	$15,360,474	$16,001,254	$15,425,605	$15,362,712	$15,425,605
Net interest income	21,610,573	21,430,713	20,832,969	20,219,242	19,926,398	21,610,573	19,926,398
Non-interest income	7,926,280	7,541,744	7,821,682	7,418,708	7,839,898	7,926,280	7,839,898
Efficiency Ratio	52.01%	52.73%	53.61%	57.90%	55.56%	52.01%	55.56%

MAIN STREET BANKS, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	Three months ended March 31,
						2005	2004
RESULTS OF OPERATIONS
Net interest income	$21,610,573	$21,430,713	$20,832,969	$20,219,242	$19,926,398	$21,610,573	$19,926,398
Net interest income (tax equivalent)	21,785,622	21,612,019	21,021,094	20,419,505	20,141,555	21,785,622	20,141,555
Provision for loan losses	2,208,555	2,956,380	1,602,500	1,310,000	1,561,000	2,208,555	1,561,000
Non-interest income	7,926,280	7,541,744	7,821,682	7,418,708	7,839,898	7,926,280	7,839,898
Non-interest expense	15,503,167	15,410,405	15,494,210	16,134,081	15,579,035	15,503,167	15,579,035
Net income	8,182,991	7,698,582	8,263,915	7,391,018	7,596,745	8,182,991	7,596,745

AVERAGE BALANCE SHEET DATA (in thousands)
Loans, net of unearned income	1,731,089	1,670,976	1,620,436	1,551,258	1,470,876	1,731,089	1,470,876
Investment securities	316,742	293,933	288,443	282,850	260,866	316,742	260,866
Earning assets	2,092,064	2,030,527	1,940,675	1,864,339	1,770,541	2,092,064	1,770,541
Total assets	2,335,055	2,271,783	2,176,797	2,096,734	1,986,972	2,335,055	1,986,972
Deposits	1,709,580	1,687,864	1,584,819	1,547,739	1,466,087	1,709,580	1,466,087
Shareholders’ equity	280,723	234,796	218,058	215,051	205,272	280,723	205,272

PER COMMON SHARE
Earnings per share - Basic	$0.38	$0.39	$0.43	$0.38	$0.39	$0.38	$0.39
Earnings per share - Diluted	$0.38	$0.38	$0.41	$0.37	$0.38	$0.38	$0.38
Book value per share at end of period	$13.16	$13.10	$11.43	$10.94	$11.14	$13.16	$11.14
End of period shares outstanding	21,315,955	21,229,545	19,457,741	19,381,000	19,340,676	21,315,955	19,340,676
Weighted average shares outstanding
Basic	21,277,737	19,756,947	19,428,145	19,351,343	19,280,882	21,277,737	19,280,882
Diluted	21,818,118	20,372,205	20,015,560	19,974,058	19,910,810	21,818,118	19,910,810

STOCK PERFORMANCE
Market Price:
Closing	$26.45	$34.93	$30.60	$28.10	$27.34	$26.45	$27.34
High	$35.34	$34.93	$30.60	$28.82	$27.50	$35.34	$27.50
Low	$26.35	$28.55	$26.46	$25.62	$24.90	$26.35	$24.90
Trading volume	4,241,000	2,893,800	1,755,400	2,010,000	1,703,700	4,241,000	1,703,700
Cash dividend per share	0.153	0.135	0.135	0.135	0.135	0.153	0.135
Dividend payout ratio	40.66%	35.72%	32.70%	36.48%	35.38%	40.66%	35.38%
Price to earnings	17.58	23.23	18.63	18.88	17.82	17.58	17.82
Price to book value	2.01	2.67	2.68	2.57	2.46	2.01	2.46

PERFORMANCE RATIOS
Return on average assets	1.40%	1.36%	1.52%	1.41%	1.53%	1.40%	1.53%
Return on average equity	11.66%	13.12%	15.16%	13.75%	14.80%	11.66%	14.80%
Average earning assets to average total assets	89.59%	89.38%	89.15%	88.92%	89.11%	89.59%	89.11%
Average loans as percentage of average deposits	101.26%	99.00%	102.25%	100.23%	100.33%	101.26%	100.33%
Net interest margin (tax equivalent)	4.18%	4.23%	4.31%	4.41%	4.58%	4.18%	4.58%
Average equity to average assets	12.02%	10.34%	10.02%	10.26%	10.33%	12.02%	10.33%
Non-interest income ratio	26.84%	26.03%	27.30%	26.84%	28.24%	26.84%	28.24%
Efficiency ratio	52.49%	53.19%	54.07%	58.38%	56.11%	52.49%	56.11%

ASSET QUALITY
Total non-performing assets	$21,043,190	$14,420,734	$5,845,129	$8,909,958	$7,077,688	$21,043,190	$7,077,688
Non-performing assets as a percentage of loans plus foreclosed assets	1.21%	0.85%	0.35%	0.56%	0.47%	1.21%	0.47%
Net annualized (charge-offs) recoveries as a percentage of average loans	0.56%	0.48%	0.11%	0.09%	0.15%	0.56%	0.15%
Reserve for loan losses as a percentage of loans, at end of period	1.43%	1.48%	1.47%	1.45%	1.47%	1.43%	1.47%